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                                   EXHIBIT 24

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                                                                      EXHIBIT 24

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated February 9, 1994 included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (Registration Statement No. 33-64712).

                                          ARTHUR ANDERSEN & CO.

Houston, Texas
February 22, 1994

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